Sound Shore Fund seeks growth of capital using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge or Rule 12b-1 (distribution) fees.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.soundshorefund.com/shareholder_report.asp. You can also get this information at no cost by calling (800) 551-1980 or by sending an email request to SoundShore@apexfs.com. The Fund’s prospectus and statement of additional information, both dated July 23, 2026, as amended and supplemented from time to time, and most recent report to shareholders, for the year ended December 31, 2025, are all incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS July 23, 2026 Investor Class Ticker Symbol: SSHFX Institutional Class Ticker Symbol: SSHVX

Investment Objective

The investment objective of Sound Shore Fund (the “Fund”) is growth of capital.

Fees and Expenses

The following tables describe the various fees and expenses that you may pay if you invest in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.16%	0.08%
Total Annual Fund Operating Expenses	0.91%	0.83%
Fee Waiver and/or Expense Reimbursement	0.00%	(0.08)%(2)
Net Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.91%	0.75%

(1)	Estimated expenses for the current fiscal year.
(2)	The Adviser has contractually agreed to limit its investment advisory fee and reimburse expenses as necessary to ensure that the net annual operating expenses (excluding all advisory fees, taxes, interest, portfolio transaction expenses, brokerage commissions, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) do not exceed 0.75% for Institutional Shares through April 30, 2028 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect for the Institutional Class shares through April 30, 2028. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$93	$290
Institutional Class	$77	$249

Portfolio Turnover

The Fund pays transaction costs, such as broker commissions, when it buys and sells equity securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (defined below) portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio. The Adviser considers Large Cap companies to be those with market capitalizations in excess of $10 billion at the time of purchase (“Large Cap”). The Adviser considers Mid Cap companies to be those with market capitalizations between $1 billion and $10 billion at the time of purchase (“Mid Cap”). The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of June 30, 2026, the Fund had invested 22.7% in the Health Care sector, 19.2% in the Industrials sector, 10.8% in the Financials sector and 10.7% in the Information Technology sector. The investment strategy is built upon three components:

Disciplined Approach — Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives for the Fund to be at or near fully invested at all times.

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry- and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

Long-Term Orientation — The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts (“ADRs”).

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down
●	Value stocks fall out of favor with the stock market
●	The stock market continues to undervalue the stocks in the Fund’s portfolio
●	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Investment Risk. The Fund may invest in securities the Fund believes are undervalued. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Market Events Risk. Disruptive events with geopolitical consequences, including Russia's invasion of Ukraine, and pandemics, may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to sell portfolio holdings, which may negatively impact the Fund’s NAV and expenses.

Mid-Sized Capitalization Company Risk. Investments in mid capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

ADR Risk. The risks of depositary receipts include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Sector Risk. The Fund’s investments may be more weighted in one or more sectors or industries. Negative developments affecting those sectors or industries may result in greater market risk to the Fund than to a fund that is not weighted in those sectors. The industries that comprise a sector may react similarly to changes in market conditions. Therefore, the value of the Fund’s portfolio investments may be more sensitive to developments affecting those sectors.

Health Care Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Industrials Sector Risk. Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations could adversely affect the companies in this sector.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Performance Bar Chart and Table

The information shown below reflects the historical performance of Sound Shore Fund, Inc. (the “Predecessor Fund”). Subject to the approval of the shareholders of the Predecessor Fund, effective on or about September 30, 2026, the Predecessor Fund will reorganize into the Fund (the “Reorganization”). Upon completion of the Reorganization, the Fund will assume the performance, financial, accounting and other historical information of the Predecessor Fund. The Predecessor Fund and the Fund have identical investment objectives, strategies and restrictions, and substantially the same risks. The Predecessor Fund's performance is included because the Fund believes that the performance information presented is sufficiently relevant to merit consideration by prospective Fund investors. The performance of the Predecessor Fund is not the performance of the Fund, has not been restated to reflect the fees, expenses, and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund's future performance. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been different than the performance shown in the bar chart and Average Annual Total Returns table below. The Adviser and portfolio managers of the Fund are the same members of the Adviser and portfolio management team of the Predecessor Fund. The expenses of the Fund’s Investor Class Shares are lower than the expenses of the Predecessor Fund’s Investor Class Shares. The expenses of the Fund’s Institutional Class Shares are the same as the expenses of the Predecessor Fund’s Institutional Class Shares due to the effect of the Expense Cap.

The following chart illustrates the variability of the returns of the Predecessor Fund’s Investor Class shares. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Class performance from year-to-year and how the Fund’s average annual returns for 1, 5, and 10 years compare to a broad measure of market performance as well as a secondary benchmark the Adviser believes is more aligned with the Fund’s investment strategy. The Institutional Class would have substantially similar annual returns to those of the Investor Class because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have a lower expense ratio. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. To obtain updated performance information, please visit the Fund’s website at www.soundshorefund.com or call (800) 551-1980.

The following chart shows the annual total return of the Fund’s Investor Class for the last ten years.

Annual Returns as of December 31

During the periods shown in the chart above, the highest calendar quarterly return was 21.03% (for the quarter ended December 31, 2020) and the lowest quarterly return was -29.17% (for the quarter ended March 31, 2020).

The following table shows the Predecessor Fund's Institutional Class’ average annual total return, and the Predecessor Fund's Investor Class’ average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares as of December 31, 2025, compared to the average annual returns of a broad measure of market performance, as well as a secondary benchmark the Adviser believes is more aligned with the Fund’s investment strategy.

	1 Year	5 Years	10 Years
Institutional Class - Return Before Taxes	18.42%	13.71%	11.48%
Investor Class - Return Before Taxes	18.20%	13.49%	11.28%
Investor Class - Return After Taxes on Distributions	14.48%	9.67%	8.35%
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	12.86%	9.83%	8.41%
S&P 500® Index (does not reflect deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (does not reflect deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. When returns before taxes are negative, the return after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

Sound Shore Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

The Adviser’s portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund are John P. DeGulis, David B. Bilik and Peter B. Evans.

John P. DeGulis, President of the Adviser, has been with the Adviser since January 1996 and has served as a portfolio manager of the Fund since 2003.

David B. Bilik, Portfolio Manager, has been with the Adviser since 2003 and has served as portfolio manager of the Fund since 2024.

Peter B. Evans, CFA, Portfolio Manager, has been with the Adviser since 2005 and has served as a portfolio manager of the Fund since 2024.

Purchasing or Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (Sound Shore Fund, P.O. Box 588, Portland, Maine 04112), wire transfer, or telephone at (800) 551-1980. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Investor Class

The standard minimum initial investment for Investor Class, electronic Fund transfers and systematic investment plans is $10,000 and $2,000 for Traditional and Roth IRA Accounts. There is no minimum investment for additional investments except in the case of electronic Fund transfers and systematic investment plans in which case the minimum is $50. The standard minimum initial investment may be lower if made through certain broker-dealers.

Institutional Class

The minimum initial investment amount is $1,000,000 for the Institutional Class of the Fund. There is no minimum for subsequent investments in the Institutional Class, except in the case of systematic investment plans, in which case the minimum is $1,000. The Fund may reduce or waive the minimum initial investment amount in some cases. Investors purchasing the Institutional Class through financial intermediaries may be subject to different minimums or charges imposed by such intermediaries.

The minimum initial investment for the Institutional Class requirement may be modified or waived in the Fund’s discretion for initial investments: (1) through banks, broker-dealers and other financial institutions in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) by qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) by defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) made in connection with certain mergers and/or reorganizations as approved by the Adviser; or (5) for individual accounts under common control that together aggregate $1,000,000 or more.

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Subsequent withdrawals from such tax-deferred arrangements may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION

Annual and Semi-Annual Reports

The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

Sound Shore Fund

P.O. Box 588

Portland, Maine 04112

(800) 551-1980 (toll free)

The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund’s Website at: www.soundshorefund.com.

Securities and Exchange Commission Information

Free copies of the annual/semi-annual reports and the SAI are available on the EDGAR database on the SEC’s website at www.sec.gov.

Investment Company Act File No. 811-04244

207-SPRU-0726